United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2021
Cullen/Frost Bankers, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-13221	74-1751768
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. Houston Street,	San Antonio,	Texas	78205
(Address of principal executive offices)			(Zip code)

(210)	220-4011
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.01 Par Value	CFR	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 4.450% Non-Cumulative Perpetual Preferred Stock, Series B	CFR.PrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Shareholders of Cullen/Frost Bankers, Inc. (“Cullen/Frost”) held on April 28, 2021, shareholders voted on the following matters:
(1)To elect twelve Director nominees to serve on the Board of Directors of Cullen/Frost for a one-year term that will expire at the 2022 Annual Meeting of Shareholders. Final voting results were as follows:

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Carlos Alvarez	55,366,167	516,150	69,226	4,238,839
Chris M. Avery	55,651,174	232,642	67,727	4,238,839
Anthony R. Chase	54,317,150	1,565,374	69,019	4,238,839
Cynthia J. Comparin	55,726,579	153,257	71,707	4,238,839
Samuel G. Dawson	55,784,288	93,327	73,928	4,238,839
Crawford H. Edwards	55,339,330	526,864	85,349	4,238,839
Patrick B. Frost	55,373,380	522,789	55,374	4,238,839
Phillip D. Green	53,799,983	2,083,899	67,661	4,238,839
David J. Haemisegger	55,251,514	629,744	70,285	4,238,839
Karen E. Jennings	55,283,433	589,178	78,932	4,238,839
Charles W. Matthews	48,053,408	7,825,102	73,033	4,238,839
Ida Clement Steen	54,849,111	1,040,132	62,300	4,238,839

(2)To ratify the selection of Ernst & Young LLP to act as independent auditors of Cullen/Frost for the fiscal year that began January 1, 2021. Final voting results were as follows:

Votes For	58,287,665
Votes Against	1,852,208
Abstentions	50,509

(3)To provide nonbinding approval of executive compensation. Final voting results were as follows:

Votes For	54,940,117
Votes Against	680,206
Abstentions	331,220
Broker Non-Votes	4,238,839

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

By:	/s/ Jerry Salinas
Jerry Salinas
Group Executive Vice President and Chief Financial Officer
(Duly Authorized Officer, Principal Financial Officer and Principal Accounting Officer)

Dated:	April 28, 2021